SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 26, 2000 (March 18, 1999)
Date of Report (Date of earliest event reported):

Diagnostic Health Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21758 (Commission file number)	22-2960048 (IRS employer identification no.)

2777 Stemmons Freeway
Suite 1525
Dallas, Texas 75207
(Address and zip code of principal executive offices)

(214) 634-0403
Registrant's telephone number, including area code:

N/A
(Former Name or Former Address, if changed Since Last Report)

Item 3.          Bankruptcy or Receivership

          On March 20, 2000, Diagnostic Health Services, Inc. (the "Company") filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division. A copy of the Company's press release for the foregoing matter has been filed with the Securities and Exchange Commission as an exhibit to this Form 8-K.

Item 5.          Other Events

          On March 18, 1999, the Company issued a press release announcing the resignations of Thomas M. Sestak and Bo Lycke from the Board of Directors of the Company (the "Board"). Kenneth S. Shifrin and Carl S. Luikart were appointed to the Board to fill the vacancies created by the resignations. On August 16, 1999, Kenneth S. Shifrin resigned from his position on the Board. On October 29, 1999, the Company issued a press release announcing the resignation of Brad A. Hummel as Chief Executive Officer of the Company. Christopher L. Turner, the Company's Chief Financial Officer, was appointed Chief Executive Officer. The press release also announced the appointment of James K. Angelica to the position of Chief Operating Officer and Bonnie G. Lankford to the position of Senior Vice President-Operations.

          On October 29, 1999, Don W. Caughron, Vice President - Finance, resigned from the Company. Sherrie D. Riley, the Company's Secretary and Treasurer, assumed the position of Controller and Treasurer. On December 31, 1999, Brad A. Hummel resigned from his position on the Board. On January 31, 2000, Bonnie G. Lankford, Senior Vice President - Operations, resigned from the Company. Bruce W. Hammond assumed the position of Executive Vice President - Operations. On February 16, 2000, Max W. Batzer resigned as Non Executive Chairman of the Board of Directors of the Company. Christopher L. Turner was appointed to the position of Chairman of the Board of Directors. On February 18, 2000, James K. Angelica resigned as Chief Operating Officer and remains with the Company as manager of special projects. Christopher L. Turner assumed the position of Chief Operating Officer in addition to his other positions.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
The following Exhibits are filed herewith:
	99.1	Press Release announcing the voluntary reorganization of the Company under Chapter 11.
	99.2	Press Release announcing the appointment of Kenneth S. Shifrin and Carl S. Luikart to the Board of Directors.
	99.3	Press Release announcing the appointment of Christopher L. Turner as the Company's Chief Executive Officer.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAGNOSTIC HEALTH SERVICES, INC.

By: /S/ CHRISTOPHER L. TURNER ________________________________ Christopher L. Turner Chairman of the Board, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer

Date: April 26, 2000

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release announcing the voluntary reorganization of the Company under Chapter 11.
99.2*	Press Release announcing the appointment of Kenneth S. Shifrin and Carl S. Luikart to the Board of Directors.
99.3*	Press Release announcing the appointment of Christopher L. Turner as the Company's Chief Executive Officer.
* Filed herewith.